UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 OR 15(d)
                  of the Securities and Exchange Act of 1934


                               September 18, 2003
                               ------------------
                                 Date of Report



                              ENVIROKARE TECH INC
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



       000-26095                                           88-0412549
-----------------------                        ---------------------------------
(Commission File Number                        (IRS Employer Identification No.)



             5850 T.G. Lee Blvd, Suite 535, Orlando, Florida 89120
             ------------------------------------------------------
               (address of Principal Executive Offices)(Zip Code)


                                 (407) 856-8882
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed since last Report)

Item 5. Other Events and Regulation FD Disclosure


The Company has filed a non-provisional Patent Application entitled "Apparatus and Method for Facilitating Shipping Commerce" claiming priority to provisional patent application serial number 60/409,144. The invention pertains to an apparatus and a method for facilitating shipping commerce and, in particular, for processing information regarding trucking services, shipping services, cargo transportation services, carrier services and/or delivery services in a network environment.





c) Exhibits

Exhibit No.         Description of Document
----------          ------------------------
None

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 18, 2003               Envirokare Tech Inc


                                        /s/ George Kazantzis
                                        ------------------------------
                                        George Kazantzis, CEO